Borrowings - Summary of Carrying Amount of Assets Pledged (Detail) - EUR (€) € in Thousands	Dec. 31, 2023	Dec. 31, 2022
Current assets
Cash and cash equivalents	€ 40,628	€ 56,317
Trade receivables	7,178	0
Other receivables	0	0
Total current assets pledged as security	47,806	56,317
Non-current assets
Non-current other financial assets	10,500	10,500
Total current assets pledged as security	10,500	10,500
Total assets pledged as security	€ 58,306	€ 66,817